EXHBIT 10A

                THIRD AMENDMENT TO REVOLVING CREDIT AGREEMENT

This Third Amendment to Revolving Credit Agreement ("Third Amendment") is made as of April 21, 1999, among HAEMONETICS CORPORATION (the "Borrower"), MELLON BANK, N.A. (the "Bank"), and MELLON BANK, N.A., as Agent (the "Agent").

                           Preliminary Statements
                           ----------------------

WHEREAS, the Borrower, the Bank and the Agent are parties to that certain Revolving Credit Agreement dated and effective as of June 25, 1997 (as amended by that certain First Amendment to Revolving Credit Agreement dated as of December 26, 1997 (the "First Amendment"), and that certain Second Amendment to Revolving Credit Agreement dated as of April 30, 1998 (the "Second Amendment"; the Credit Agreement as so amended, together with any and all subsequent amendments, the "Credit Agreement"), pursuant to which the Bank has made available to the Borrower a $20,000,000 line of credit;

WHEREAS, the Borrower has requested that the Bank and the Agent amend the Credit Agreement to correct an error in the Second Amendment; and

WHEREAS, the Bank and the Agent are willing to amend the Credit Agreement on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties hereby agree that the Credit Agreement shall be amended as follows:

                                  ARTICLE I
                        AMENDMENT TO CREDIT AGREEMENT
                        -----------------------------

1.1.    The last two paragraphs of Section 6.11(a), being clauses (i) and
(ii) of such Section, are deleted and replaced with the following:

       (x)    $25,000,000; plus

       (y) 50% of Consolidated Net Income (or if such Consolidated Net Income is a deficit figure, then minus 100% of such deficit) for such period determined on a cumulative basis for said entire period; plus

      (z) an amount equal to the aggregate net cash proceeds received by the Borrower from the sale on or after the date of this Agreement of shares of its common stock or other securities convertible into common stock of the Borrower."

                                 ARTICLE II
                       REPRESENTATIONS AND WARRANTIES
                       ------------------------------

2.1. In order to induce the Bank and the Agent to enter into this Third Amendment, the Borrower represents and warrants that, at the time of entering into this Third Amendment and after giving effect hereto:

            (a) No Potential Default or Event of Default has occurred and is continuing;

            (b) The representations and warranties set forth in Article III of the Credit Agreement are true and correct on and as of the date hereof as if made on the date hereof;

            (c) The Borrower is in compliance in all material respects with all of the terms and provisions set forth in the Credit Agreement and the Note and the Credit Agreement and the Note are hereby ratified in all respects;

            (d) There are no defenses, offsets or counterclaims against obligations owed to the Bank evidenced by the Note and/or the Credit Agreement and, to the extent any such defenses, offsets or counterclaims do exist, they are hereby waived; and

            (e) The Borrower has taken all necessary action to authorize the execution and delivery hereof and the performance of its obligations hereunder, and the Credit Agreement, as amended by this Third Amendment, is the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with the terms thereof.

                                 ARTICLE III
                                EFFECTIVENESS
                                -------------

3.1. This Third Amendment shall be effective as of the date first written above upon receipt by the Agent of a fully executed copy of this Third Amendment.

                                 ARTICLE IV
                          MISCELLANEOUS PROVISIONS
                          ------------------------

4.1. Except as expressly amended hereby, the Credit Agreement shall be and remain in full force and effect.

4.2. All capitalized terms used herein and not otherwise defined herein shall have the meanings given them in the Credit Agreement.

4.3. This Third Amendment constitutes the entire agreement between the parties with respect to the subject matter hereof, and supersedes all prior agreements and understandings about such subject matter, both written and oral.

4.4. This Third Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

4.5. This Third Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, without regard to conflicts of law principles thereof.

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to Revolving Credit Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.


HAEMONETICS CORPORATION

By:     /s/ Ronald J. Ryan
        -------------------------
        Signature
Name:   Ronald J. Ryan
Title   Senior Vice President and CFO


MELLON BANK, N.A.,
individually and as Agent

By:     /s/ R. Jane Westrich
        -------------------------
        Signature
Name:   R. Jane Westrich
Title:  Vice President